STAGECOACH FUNDS, INC.

                           California Tax-Free Bond Fund

                  Class A, Class B, Class C and Institutional Class

                         Supplement dated July 15, 1999 to the
                        Prospectuses dated November 15, 1998
                          and supplemented April 23, 1999
                                       and
                       Supplement dated July 15, 1999 to the
                      Statement of Additional Information for
                   Class A, Class B, Class C and Institutional Class
                             dated November 15, 1998
                        and supplemented on December 31, 1998


Effective July 15, 1999, Steven Galiani replaces Laura Milner as a portfolio manager for the day-to-day management of the California Tax-Free Bond Fund. Mr. Galiani joined Wells Fargo Bank, N.A./Wells Capital Management, Inc. in January, 1997, where he is currently Manager of Tax-Exempt Securities Investing. Prior to joining Wells Fargo Bank, N.A./Wells Capital Management, Inc., Mr.Galiani worked for Qualivest Capital Management from May 1995 until January 1997 and was president and portfolio manager of Galiani Asset Management Corp. from March 1990 through December 1996.